Exhibit 10-HHH

                               TERMS SCHEDULE
                                In Respect of
                Chrysler Credit Canada Ltd. Purchase 1994 - 2


     In consideration of the mutual covenants contained and incorporated herein, the undersigned hereby agree as follows:

1. Interpretation. Section 2.1(1) of the Master Receivables Purchase Agreement (the "MRPA") dated as of November 29, 1994 between the undersigned provides that the undersigned may execute and deliver a Terms Schedule which, upon such execution and delivery, shall evidence their binding agreement with respect to the purchase and sale of Secured Loans and Related Secured Loan Rights. This executed Terms Schedule constitutes such an agreement. Except to the extent modified, replaced, restated or supplemented herein, the terms and conditions of the MRPA are incorporated by reference herein, mutatis mutandis. The term "Purchase" when used herein means the purchase and sale of the Secured Loans identified in the Appendix hereto and the Related Secured Loan Rights. References herein to paragraphs are to the paragraphs of this Terms Schedule and references to Sections are to the Sections to the Agreement.

2. Type of Transaction. This Terms Schedule is a Related Terms Schedule with the intention that the Secured Loans identified in the Appendix hereto and in the Appendix to the Terms Schedule dated December 2, 1994 (and any Terms Schedule entered into after the date hereof which specifies that it is related to this Terms Schedule) and the Related Secured Loan Rights, shall from and after the Closing Date specified in paragraph 3 hereof, constitute one pool of Purchased Assets.

3. Specific Terms. (1) Terms specific to the Purchase to which this Terms Schedule relates are as follows:

Section 1.1

     Closing Date for this Purchase:  December 22, 1994

     Cut-Off Date for this Purchase:  December 19, 1994

     Prepayment Amount for this Purchase:  $17,245,175.08

     Settlement Date for this Purchase means, in respect of the first Settlement Period, January 31, 1995 and thereafter, the last Business Day of the calendar month following such Settlement Period.

     Settlement Period for this Purchase means, initially, the period from the Cut-Off Date to and including January 6, 1995, thereafter, the period from January 7, 1995 to January 31, 1995 inclusive, and thereafter, each period from the day next following the last day of the immediately preceding Settlement Period to and including the last Business Day in the calendar month following the calendar month in which such previous Settlement Period ended, ending with the calendar month following that in which the Final Collection Date occurs.


Section 4.1(2)(d)

     Financial Advisory Fee:  $0


Section 4.1(2)(d)

     Structuring Fee:  $8,622.59


Section 5.1(o)

     Used Vehicle Rate Percentage:  26.2%


(2) Terms specific to the Transaction to which this Terms Schedule (and all Related Terms Schedules, if any) relates are as follows:

Section 1.1

     Concentration Limit Percentage:  0.30%

     Deferred Purchase Account Number:  0352515-01

     Required APR Amount:  11.165%

     Required Deferred Amount Floor:  $285,813.27

     Required Reserve Floor:  $3,429,759.24

     Reserve Rate:  6.0%


Section 2.5(2)

     Program Fee:  0.295%


4.   Hedging Agreements.

     (a) Pursuant to the ISDA Master Agreement dated as of November 29, 1994 between the Purchaser and Chrysler Financial, the terms of the interest rate cap reflected in the Confirmation between the Purchaser and Chrysler Financial dated December 2, 1994 shall be amended to provide that the Cap Rate as referred to therein shall be 9.12% and the Notional Amount shall be $142,906,635.16. The Fixed Amount shall be increased by $134,000, such increase to be paid at the Closing Date.

     (b) Pursuant to the ISDA Master Agreement dated as of December 15, 1993 between the Seller and Chrysler Financial, the terms of the interest rate floor reflected in the Confirmation between the Seller and Chrysler Financial dated December 2, 1994 shall be amended to provide that the Floor Rate shall be 5.12% and the Notional Amount shall be 142,906,635.16. The Fixed Amount shall be increased, by $7,000, such increase to be paid at the Closing Date.

     IN WITNESS WHEREOF the parties have executed this Terms Schedule to evidence their agreement hereto as of the 22nd day of December, 1994.



                              CHRYSLER CREDIT CANADA LTD., as Seller and
                              Collector


                              By:  "DAVID H. OLSEN"
                                   -------------------------------------

                              CORE TRUST, as Purchaser, by its Servicing
                              Agent, TORONTO DOMINION SECURITIES INC.


                              By:  "W.C. ARCHIBALD"
                                   -------------------------------------

                              CHRYSLER FINANCIAL CORPORATION, as
                              Performance Guarantor


                              By:  "DAVID H. OLSEN"
                                   -------------------------------------